UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2011

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)
Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5— Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2011, the Board of Directors of Evergreen Energy Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee, appointed Peter B. Moss, Jr., age 53, to the Board of Directors. Mr. Moss has also been appointed to the Compensation Committee and the Audit Committee.

Peter B. Moss, Jr.

Mr. Moss has over 30 years of experience in the financial markets, the last 23 of which have been in London.

Mr. Moss has held senior positions in hedge fund equity and derivative sales at Commerzbank Global Equities (1999 to 2000), Donaldson Lufkin Jenrette (2000), Dresdner Kleinwort Wasserstein (2000 to 2004) and Christopher Street Capital, a subsidiary of NASDAQ-listed GFI Group, Inc. (2004-2006), with particular emphasis on risk, event and capital structure arbitrage.

Since May 2006, he has served as Vice President, Corporate Development/Investor Relations for Max Petroleum PLC, an AIM-listed, Kazakhstan-focused oil and gas exploration and development company, for which he formed an investor group which was instrumental in the IPO of the Company in October 2005.  In addition, Mr. Moss currently serves as a non-executive director of Revelation Capital Management (formerly Osmium Capital Management), a Bermuda-based hedge fund, and of Crosby Asset Management Ltd., a AIM-listed merchant bank and asset manager, where he also serves as head of its Compensation and Nomination Committees, and as a member of its Audit Committee. Mr. Moss has also served on the boards of and/or acted as an advisor to a number of Crosby’s portfolio companies, including Diamond Time, Inc., a NY copyright clearance agency and Music Copyright Solutions, an AIM-listed, UK-based music company.

Mr. Moss attended Tulane University, located in New Orleans, Louisiana and is a graduate of Deerfield Academy in Deerfield, Massachusetts.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: March 14, 2011	By: /s/ Diana L. Kubik
Diana L. Kubik
Executive Vice President and Chief Financial Officer

Evergreen Energy Inc.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release dated March 14, 2011